Exhibit 10.15

                             clickNsettle.com, Inc.
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                                                 August 11, 2003

Mr. Alan Littman
83 Shepherd Lane
Roslyn Heights, New York 11577

            Re: Offer of Employment

Dear Alan:

            clickNsettle.com, Inc., a Delaware corporation, (the "Company"), and its wholly-owned subsidiaries, extend to you an offer of employment on the following terms and conditions:

            1. Title and Responsibilities. (a) The Company agrees to employ you and you agree to serve, subject to the provisions of this Agreement, as an officer of the Company and as Executive Vice President - Sales, subject to the approval of the Board of Directors at their next regularly scheduled meeting. You agree to perform any and all duties and to assume any and all responsibilities that the Company may assign to you from time to time. You will report to the Chief Executive Officer or to someone that he or she designates. You further agree to devote your full time, energy and skill to the performance of your duties to the Company and for the benefit of the Company, and to exercise due diligence and care in the performance of your duties to the Company. The principal location of the performance of your duties hereunder shall be in the State of New York, provided, however, you will be required to travel on business as needed.

                  (b) In the course of your employment you may have access to proprietary and confidential information and may engage in work which would entail access to or creation of trade secret, or other valuable, information. Accordingly, your employment is contingent upon your execution of (i) the Non-Competition Agreement, attached hereto as Exhibit A, and by this reference incorporated herein in its entirety, and (ii) the Non-Disclosure and Developments Agreement, attached hereto as Exhibit B, and by this reference incorporated herein in its entirety.

                  (c) You represent to the Company that the execution and performance by you of this Agreement and your employment hereunder will not breach or constitute a default under any other agreement to which you are a party or by which you are bound, that you have no obligation, contractual or otherwise, to provide services to any entity or person besides the Company or that would conflict with your obligations to the Company under this Agreement.

            2. Term of Employment. (a) The Company shall employ you for a period commencing as of September 8, 2003 (the "Commencement Date"), and ending on September 7, 2004 (the "Initial Employment Term"), unless terminated earlier pursuant to paragraph 6.

                  (b) This Agreement will continue to govern the employment relationship of the parties after the Initial Employment Period expires, with such subsequent periods to be referred to as


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the "Subsequent Employment Periods," except that, during the Subsequent
Employment Periods, you will be employed on an at-will basis, and can be terminated with or without cause, for any reason or no reason, and with or without notice.

            3. Compensation. (a) The Company shall pay you $ 175,000 per annum ("Base Salary"), which shall be payable in appropriate installments to conform with the regular payroll dates for salaried personnel at the Company. Such payments shall be subject to withholding of all taxes payable with respect thereto and deductions for insurance contributions and the like. All increases to the Base Salary will be at the discretion of the Board of Directors.

                  (b) You shall be eligible to receive an annual bonus in accordance with the criteria set forth in Schedule A hereto, which shall be paid within 30 days after the completion of the annual audit. You must remain in the employ of the Company at the time the bonus is paid to be eligible to receive said bonus, and you shall not be entitled to any pro rata bonus for the time you were employed at the Company prior to your departure.

                  (c) You shall receive $1,000 a month toward the lease and operation of an automobile.

                  (d) Upon commencement of your employment, you shall be granted options to purchase 40,000 shares of clickNsettle.com, Inc. Common Stock (the "Options") with an exercise price equal to the closing bid price on the first day of your employment as reported by the OTC Bulletin Board. The Options shall vest as follows: (i) 50% on the first anniversary of your employment and (ii) 50% on the second anniversary of your employment, as long as you are employed by the Company on each date pursuant to this Agreement. If you are not employed by the Company on such dates, then you will have no rights or interests to the non-vested portions of the Options. The Options shall be for 10 years from the date hereof and shall be subject to the terms and conditions of the Company's 1996 Stock Option Plan and memorialized in a stock option grant certificate to be issued by the Company. You shall be eligible to receive additional options under the plan at the absolute and sole discretion of the Board of Directors or such other entity charged with the administration and discretion over such plan, subject to all of the terms and conditions of the then-existing stock option plan including the Company's right to amend, modify or terminate said plan.

            4. Benefits/Vacation. You are entitled to participate in any vacation and benefit programs adopted from time to time by the Company for the benefit of its employees commensurate with your position, subject to the Company's right to amend, modify or terminate any such benefit programs, with the exception that you will be entitled to three weeks vacation instead of two weeks vacation per Company policy. In the event that you do not use your vacation, or any portion thereof, the vacation days may not accumulate from year to year and you are not entitled to payment for unused vacation days at the end of each year or upon termination.

            5. Business Expenses. The Company will reimburse you for any and all necessary, customary and usual expenses, properly receipted and approved in accordance with the Company policies, incurred by you in performing your duties hereunder.

            6. Termination.

            (a) During the Initial Employment Term:


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                  (1) The Company may terminate you "for cause," as defined
herein, in which case you will be entitled only to the payment of any earned but unpaid Base Salary and any business expenses otherwise due you, and timely presented, and all other benefits shall cease immediately upon the termination of your employment (except as required by law, including COBRA). For the purposes of this Agreement, "cause" shall mean the occurrence of any of the following:

                        (i) Willful or negligent misconduct which is injurious to the interest, business or reputation of the Company;

                        (ii) Indictment for the commission of a felony;

                        (iii) Failure to follow a reasonable instruction of the Board of Directors or any other officer senior to you;

                        (iv) Willful breach of any material term of this Agreement;

                        (v) Mental or physical incapacity to perform your duties, with or without reasonable accommodation, under this Agreement for a period of ninety (90) days in any one-hundred and twenty (120) days period, provided that the Company provide you with ten (10) days notice; and

                        (vi) Your death during the term of this Agreement.

                  (2) Notwithstanding anything herein contained, during the Initial Employment Term, the Employee may be terminated "without cause." In the event your employment with the Company is terminated by the Company "without cause" during the Initial Employment Term, the Company agrees to provide, and you agree to accept, as the sole and exclusive remedy for the termination without cause of your employment, the following severance benefits and arrangements: in exchange for your execution of a General Release and Agreement substantially in the form attached hereto as Exhibit C, the Company will provide you with Severance of four (4) weeks' Base Salary, at the rate applicable as of the notice of the termination of your employment, or your Base Salary through the remainder of the Initial Employment Term, whichever is greater, payable in appropriate installments to conform with the regular payroll dates for salaried personnel at the Company. Such payments shall be subject to withholding of all taxes payable with respect thereto and deductions for insurance contributions and the like. You must notify the Company in the event that you become employed (including self-employment) while receiving Severance payments hereunder, and any further Severance payments will be offset on a dollar for dollar basis by the amount of salary and other compensation that you receive from such other employment.

            (b) During the Subsequent Employment Periods:

                  (1) The Company may terminate you "for cause," as defined herein, in which case you will be entitled only to the payment of any earned but unpaid Base Salary and any business expenses otherwise due you, and timely presented, and all other benefits shall cease immediately upon the termination of your employment (except as required by law, including COBRA). For the purposes of this Agreement, "cause" shall mean the occurrence of any of the following:

                        (i) Willful or negligent misconduct which is injurious to the interest, business or reputation of the Company;


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

                        (ii) Indictment for the commission of a felony;

                        (iii) Failure to follow a reasonable instruction of the Board of Directors or any other officer senior to you;

                        (iv) Willful breach of any material term of this Agreement;

                        (v) Mental or physical incapacity to perform your duties, with or without reasonable accommodation, under this Agreement for a period of ninety (90) days in any one-hundred and twenty (120) days period, provided that the Company provide you with ten (10) days notice; and

                        (vi) Your death during the term of this Agreement.

                  (2) Notwithstanding anything herein contained, during the Subsequent Employment Periods, the Employee may be terminated "without cause." In the event your employment with the Company is terminated by the Company "without cause" during the Subsequent Employment Periods, the Company agrees to provide, and you agree to accept, as the sole and exclusive remedy for the termination without cause of your employment, the following severance benefits and arrangements: in exchange for your execution of a General Release and Agreement substantially in the form attached hereto as Exhibit C-1, the Company will provide you with Severance of four (4) weeks' Base Salary, at the rate applicable as of the notice of the termination of your employment, payable in appropriate installments to conform with the regular payroll dates for salaried personnel at the Company. Such payments shall be subject to withholding of all taxes payable with respect thereto and deductions for insurance contributions and the like. You must notify the Company in the event that you become employed (including self-employment) while receiving Severance payments hereunder, and any further Severance payments will be offset on a dollar for dollar basis by the amount of salary and other compensation that you receive from such other employment.

                  (c) You understand and agree that no change in your title, position, reporting relationship or responsibilities shall be deemed a termination of employment within the meaning of this paragraph 6. You further understand and agree that, in the event you receive the Severance under this paragraph 6(a) or (b), you shall not be entitled to any other compensation or benefits under this Agreement and no such compensation or benefits shall accrue during the period in which you receive said Severance or for any period thereafter. You further understand and agree that, as a condition to receiving said Severance benefits, you are required to execute a General Release and Agreement, to make no other claim against the Company, and its subsidiaries, and their respective officers, directors, employees, or agents, and to comply with the provisions of paragraph 7 hereof and the Non-Disclosure and Developments Agreement and the Non-Competition Agreement.

            7. Obligations Upon Termination. Upon the termination of your employment for any reason or no reason, whether in the Initial Employment Period or the Subsequent Employment Period, you agree to the following:

                  (a) You will continue to abide by the provisions of the Non-Disclosure and Developments Agreement and the Non-Competition Agreement;

                  (b) You will not make any public announcement concerning your departure prior to your termination date without the consent of the Company;


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                  (c) You will not make any statements or comments of a
defamatory or disparaging nature to a third party regarding the Company, its officers, directors and employees and the business of the Company. This subparagraph shall not preclude you from providing truthful testimony or information pursuant to a lawful subpoena or where otherwise required by law.

            8. Resignation. If you voluntarily resign from the Company during the Initial Employment Period or during any Subsequent Employment Periods, you will not be entitled to any Severance and the Company shall be liable to you only for the amount of Base Salary owed through your resignation date.

            9. Arbitration. (a) Any dispute or controversy between the Company and Employee relating to the Agreement (except any dispute relating to the Non-Competition Agreement and the Non-Disclosure and Developments Agreement) or relating to or arising out of Employee's employment with the Company, including but not limited to any claims of discrimination prohibited by federal, state or local law or regulation and specifically the Age Discrimination in Employment Act of 1967, as amended, and the Older Worker Benefits Protection Act, shall be settled by binding arbitration before a single arbitrator in New York, New York pursuant to the then-existing arbitration rules of NAM (National Arbitration & Mediation). Each party shall bear its own, costs, expenses and fees, including, without limitation, attorney's fees and expert's fees with respect to any such arbitration; except that the arbitrator may in its sole discretion award such fees, costs and expenses to the prevailing party solely where expressly provided by law. Judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction and shall be binding upon the parties hereto. The parties consent to service of any papers in the arbitration in the manner provided in paragraph 18, or as otherwise permitted by the then-existing arbitration rules.

                  (b) The Company shall not be required to arbitrate any dispute arising between it and Employee relating to the Non-Disclosure and Developments Agreement and the Non-Competition Agreement, but shall have the right to institute judicial proceedings in a court of competent jurisdiction with respect to such claim or dispute. Employee hereby irrevocably consents to, and waives any objection to, the personal jurisdiction and venue of the courts of the State of New York (including the United States District Court for the Southern or Eastern Districts of New York) in any proceedings relating to the Non-Disclosure and Developments Agreement and the Non-Competition Agreement. Employee hereby waives any claim that the aforesaid courts lack personal jurisdiction or constitutes an inconvenient forum or an improper venue. Employee further agrees not to interpose any defense that the Company has an adequate remedy at law or that the Company has not suffered an irreparable injury. If such judicial proceedings are instituted, the parties agree that such proceedings shall not be stayed pending the outcome of any arbitration hereunder. The parties agree that service of process may be effected in the manner provided in paragraph 18, or as otherwise provided by law.

            10. Survival. You understand and agree that the covenants set forth in Exhibits A and B and paragraphs 6 and 7 hereof shall survive the termination of your employment or the expiration of this Agreement, and shall remain in full force and effect for the periods set forth herein.

            11. Entire Agreement. This offer letter terminates and supersedes any and all prior agreements and understandings between you and the Company (written, oral, or otherwise) with respect to employment or with respect to your compensation by the Company. You acknowledge that no other representations, oral or written, have been made regarding the subject matter hereof, other than those explicitly provided herein and in the Exhibits A, B, C and D attached hereto. You further acknowledge


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that you have not relied on any oral or written representations not explicitly contained herein in executing this offer letter.

            12. Assignment. (a) Your employment by the Company is personal in its nature and neither of the parties hereto shall, without the consent of the other, assign or transfer this Agreement or any rights or obligations hereunder; provided that, in the event of a merger or consolidation of the Company with any other entity, the Company may elect to assign this Agreement, without your consent, and all of its rights and obligations hereunder to the acquiring or surviving corporation and this Agreement shall, subject to the provisions hereof, be binding upon and inure to the benefit of such successor and such successor shall discharge and perform all the promises, covenants, duties and obligations of the Company hereunder.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company and your heirs, executors, administrators and assigns.

            13. Governing Law. This Agreement shall be governed in all respects, whether as to validity, construction, capacity, performance, or otherwise, by the laws of the State of New York, excluding only its conflicts of laws principles.

            14. Amendments and Modifications. This Agreement may be modified only in writing executed by the parties hereto, except that the Company reserves the right in its sole and absolute discretion to make changes at any time to the other documents, plans or programs referenced in this Agreement.

            15. Severability. In the event that any portion of this offer letter is in violation of any statute or public policy, then only the portions of this offer letter which violate such statute or public policy shall be stricken and all other portions of this offer letter shall continue in full force and effect.

            16. Headings. Headings of particular paragraphs of this Agreement are inserted for convenience only and are in no way to be construed as part of this Agreement or a limitation of the scope of the particular paragraph to which the headings refer.

            17. Anti-Harassment and Anti-Discrimination Policy. You acknowledge receipt of, and agree to be bound by, the Company's anti-harassment and anti-discrimination policy, attached hereto as Exhibit D, and by this reference incorporated herein in its entirety.

            18. Notices: All notices, requests, demands or other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand, mailed within the continental United States by certified or registered mail, postage prepaid, return receipt requested, addressed to the party to whom the notice is directed at the "Notice Address" of such party, or by a reputable overnight courier such as Federal Express, all charges prepaid and addressed to the party to whom the notice is addressed at the Notice Address of the party. The Notice Address of each party is:


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            If to Alan Littman: Alan Littman
                                83 Shepherd Lane
                                Roslyn Heights, NY 11577

            If to the Company:  clickNsettle.com, Inc.
                                1010 Northern Boulevard, Suite 336
                                Great Neck, New York 11021
                                Attention: Ms. Patricia Giuliani-Rheaume

            The addresses to which notices and demands shall be delivered or sent may be changed from time to time by notice served, as hereinbefore provided, by either party upon the other party. Unless otherwise provided for herein, notice shall be deemed to have been given at the earlier of the date received or the date that receipt is refused, as evidenced by the records of the United States Postal Service or the overnight courier.

            19. Waiver: Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

            20. Acknowledgment. You acknowledge that you have read this Agreement in its entirety, including all the exhibits hereto, fully understand the terms of the Agreement and its exhibits and are signing the Agreement voluntarily and with full knowledge of its significance. You further acknowledge that you have had the opportunity to consult with an attorney, if you so chose, prior to executing this Agreement.

            If the foregoing is agreeable to you, please sign both copies of this offer letter, and the attached exhibits. Please return one copy to my attention and retain the other copy for your records.

                                        Very truly yours,
                                        clickNsettle.com, Inc.

                                        By:  /s/ Roy Israel
                                           -------------------------------------
                                        Name: Roy Israel
                                        Title: Chief Executive Officer and
                                               President


AGREED TO AND ACCEPTED
as of the date first written above:

By: /s/ Alan Littman
---------------------------------------
ALAN LITTMAN


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SCHEDULE A      Bonus

Criteria                        Performance              Bonus
--------                        -----------              -----

Annual increase in revenues     10% over prior year      12% of Base Salary

                                15% over prior year      16% of Base Salary

                                20% over prior year      20% of Base Salary

                                30% over prior year      25% of Base Salary

                                40% over prior year      30% of Base Salary

                                50% over prior year      35% of Base Salary

                                75% over prior year      40% of Base Salary

                                100% or more over
                                    prior year           55% of Base Salary


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EXHIBIT A:                 NON-COMPETITION AGREEMENT

      In consideration and as a condition of my employment or continued employment by clickNsettle.com, Inc., a Delaware corporation, and/or its wholly-owned subsidiaries (collectively, the "Company"), I hereby agree with the Company as follows:

      1. The term of this Non-Competition Agreement shall be for a period commencing on the date of my initial employment on behalf of the Company, and ending twelve (12) months following the date on which my employment with the Company terminates for any reason, whether voluntarily or involuntarily.

      2. During the period of my employment with the Company and during the term hereof, I will not, without the Company's prior written consent, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor, partner, member or stockholder of any company or business, engage in or provide services to any business or entity which is in the business of developing, marketing, distributing, maintaining or providing products or services relating to the arbitration and/or mediation of disputes, anywhere in the continental United States. You acknowledge that the geographical limitation used herein is reasonable and necessary because the Company provides its services and products on a nationwide basis. The ownership by me of not more than three percent (3%) of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or on the NASDAQ Stock Market shall not be deemed, in and of itself, to violate the prohibitions of this paragraph.

      3. During the term hereof, I will not, without the Company's prior written consent, directly or indirectly, employ, or knowingly permit, to the extent possible any other company or business organization which employs me or is directly or indirectly controlled by me, to offer to employ any person who is employed by the Company at any time during the term hereof, or in any manner seek to induce any such person to leave his or her employment with the Company.

      4. During the term hereof, I will not, without the Company's prior written consent, solicit or do business with, directly or indirectly, any present or past customer of the Company, or any prospective customer of the Company with whom I have had contact during my employment with the Company in connection with any business activity, or prospective business activity, of the Company's.

      5. I hereby represent that, except as attached hereto or as I have disclosed in writing to the Company, I am not a party to, or bound by the terms of, any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement, and as an employee of the Company, does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer, or others.

      6. I agree that my skills and position are unique and, therefore, that the breach, or threatened breach, of this Agreement by me will cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. Accordingly, in the event of such breach, or threatened breach, the Company shall be entitled, and you consent to the Company


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having, in addition to any other right or remedy it might have, at law or in equity, to such equitable and injunctive relief as may be available to restrain you and any firm, partnership, individual, corporation, entity or other business organization participating in such breach or threatened breach from the violation of the provisions hereof, including a temporary restraining order, permanent or preliminary injunction, specific performance or other equitable relief, without the posting of a bond or other security, enjoining or restraining you from any such violation or threatened violation of this Agreement.

      7. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment, and that my employment remains as stated in the Agreement.

      8. Any amendment to or modification of this Agreement, and any waiver of any provision hereof, shall be in writing, executed by both parties. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof.

      9. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

      10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding only its conflicts of laws principles.

      11. The term "Company" shall include clickNsettle.com, Inc. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

      12. The provisions of this Agreement will not be deemed to have been violated in the event I participate in, or become an employee of, any affiliate of the Company. The provisions of this Agreement will not be deemed to have been violated as a result of any actions taken by me within the authorized scope of my involvement with any such affiliate.

      IN WITNESS WHEREOF, the undersigned has executed this Non-Competition Agreement as of August 11, 2003.


                                        /s/ Alan Littman
                                        --------------------------------------
                                        ALAN LITTMAN


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EXHIBIT B:         NON-DISCLOSURE AND DEVELOPMENTS AGREEMENT

      In consideration and as a condition of my employment or continued employment by clickNsettle.com, Inc. and/or its wholly-owned subsidiaries (the "Company"), I hereby agree with the Company as follows:

      1. I will not at any time, whether during or after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company which the Company considers to be proprietary and is able to be protected as a trade secret or confidential information under applicable law, or of any third party which the Company is under an obligation to keep confidential (including, but not limited to, trade secrets or confidential information respecting inventions, products, designs, methods, know-how, techniques, systems, processes, software programs, application codes, works of authorship, formulas, algorithms, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of the Company, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company or any third party. The foregoing will not be deemed to prevent my disclosure of information regarding the Company to the extent such disclosure is required by law or legal process. In the event I reasonably determine I have a legal obligation to disclose any information regarding the Company, I agree to immediately notify the Company in writing, and in any event notify the Company prior to making any such disclosure. I further agree to cooperate with the Company, at the Company's request and expense, to seek a protective order or other arrangement protecting the confidentiality of any information so disclosed.

      Further, I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the immediately preceding paragraph otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

      2. If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, application code, work of authorship, documentation, formula, algorithm, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes (including but not limited to the Semiconductor Chip Protection Act) or subject to analogous protection) (herein called "Developments") that (a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or (b) results from tasks assigned me by the Company, such Developments and the benefits thereof are and shall immediately become the sole and exclusive property of the Company and its assigns, as works made for hire or otherwise, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and, as may be necessary to ensure the Company's ownership of such Developments, I hereby assign any rights

(including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

      I understand and am hereby notified that local law may, if applicable, limit or render inapplicable the preceding provisions in situations where the Company is not permitted to require that rights be assigned to it.

      I will, during my employment and at any time thereafter, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

      (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection relating to a Development in any country throughout the world and when so obtained or vested to renew and restore the same; and

      (b) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

      In the event the Company is unable, after reasonable effort, to secure my signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and on my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

      3. I agree that any breach of this Agreement by me may cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.

      4. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

      5. I represent that the Developments identified in the pages, if any, attached hereto comprise all the unpatented and unregistered copyrightable Developments which I have made, conceived or created prior to my employment by the Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

      I further represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement that I may have entered into with any other employer, business or entity to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree that I will not enter into, any agreement either written or oral in conflict herewith.

      6. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

      7. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

      8. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

      9. The term "Company" means clickNsettle.com, Inc. and shall also mean and include any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

      10. I understand that provisions of this Agreement will not be deemed to have been violated in the event I participate in, or become an employee of, any affiliate of the Company and I am reasonably required in connection with my involvement with such affiliate to use or disclose trade secrets or confidential information of the Company protected under this Agreement.

      11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding only its conflicts of laws principles that would defer to the substantive laws of another jurisdiction.

      IN WITNESS WHEREOF, the undersigned has executed this Non-Disclosure and Developments Agreement as of August 11, 2003.


                                        /s/Alan Littman
                                        --------------------------
                                        Alan Littman

EXHIBIT C:               GENERAL RELEASE AND AGREEMENT

      This General Release and Agreement (the "Agreement") is entered into by and between Alan Littman ("Employee") and clickNsettle.com, Inc., (the "Company"), dated as of _________________. This Agreement is intended to set forth the parties' agreement with respect to (i) the termination of the Employee's employment at the Company, and (ii) the Employee's release of the Company, its subsidiaries, and their respective officers, directors, employees, and agents (all of the foregoing collectively known as the "Releasees"). The Agreement only applies to a termination "without cause" prior to September 8, 2004 (defined in the Employee's employment agreement as the "Initial Employment Term").

      NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, it is hereby agreed as follows:

      1. Employee shall cease to be an employee of the Company as of _________ (the "Termination Date") and shall be paid Employee's salary through the Termination Date.

            (a) In consideration of the Employee's acceptance of this Agreement, the Company agrees to pay you four (4) weeks' Base Salary, at the rate applicable as of the notice of the termination of your employment, or your Base Salary through September 7, 2004, whichever is greater, as severance, less applicable taxes required to be withheld and any authorized deductions, to be paid in appropriate installments to conform with the regular payroll dates for salaried personnel at the Company. Said payments shall commence on the first payroll date after the eighth (8th) day following the execution of this Agreement by the Employee. Employee acknowledges that this constitutes good and valuable consideration for the release contained in the General Release and Agreement.

            (b) Except as otherwise specifically set forth in this Agreement, Employee is not entitled to any further compensation or any monies from the Company or any of its affiliates or to receive any of the benefits made available to Employee during his employment with the Company. You acknowledge that you are not entitled to any severance pay, unused vacation time, or any other form of compensation or benefits, and that you have no rights or benefits pursuant to any stock option plan maintained by or on behalf of the Company. Employee also acknowledges that no other compensation, benefits or options shall vest or accrue after the Termination Date, regardless of the method of payment of severance.

            (c) Regardless of whether Employee executes this Agreement, Employee is entitled to exercise his rights under COBRA to continue to participate in the Company's group medical benefits plan, provided that Employee pays the applicable rates for such coverage in accordance with COBRA.

            (d) Employee acknowledges that he has received all of his possessions and effects, whether personal or business-related, that he stored at the Company.

      2. (a) As used in subparagraphs (b) through (e) below, the term "Claims" shall include any and all claims, covenants, warranties, promises, undertakings, actions, suits, causes of action, obligations, debts, accounts, judgments, damages, losses and liabilities, of whatsoever kind or nature, in law, equity or otherwise.

            (b) For and in consideration of good and valuable consideration, receipt of which is hereby acknowledged, Employee, for and on behalf of himself and his heirs, administrators, executors and assigns, effective the date hereof, do fully and forever, release, remise and discharge each of the Releasees of and from any and all Claims which he had, may have had, or now has against any of the Releasees, for or by reason of any matter, cause or thing whatsoever.

            (c) Employee hereby releases and discharges each of the Releasees from any Claim as of the date hereof arising out of or attributable to Employee's employment or the termination of his employment with the Company, including, but not limited to, claims of breach of contract, wrongful termination, unjust dismissal, defamation, libel and slander and under any federal, state or local law dealing with discrimination, harassment or retaliation based on age, race, sex, national origin, handicap, religion, sexual preference or disability. Employee also specifically releases and discharges each of the Releasees from all claims Employee now has, or may have had, under [if applicable, the Age Discrimination in Employment Act, as amended,] Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, and the Rehabilitation Act of 1978, 42 U.S.C. ss.ss. 1981, 1983, 1985, the Family Medical Leave Act, the Equal Pay Act, the New York Human Rights Law (N.Y. Executive Law ss. 292 et seq.), the New York City Administrative Code (N.Y.C. Admin. Code ss.ss. 8-107 and 8-502), the New York Labor Law, and any other federal, state or local law, regulation or executive order which prohibits discrimination on the basis of age, race, sex, national origin, religion, sexual preference or disability.

            (d) Employee further agrees that he will not file or institute any civil actions, arbitration demands, complaints, charges or other proceedings of any nature or description against the Company or any Releasee before any judicial, administrative or other forum based upon or arising out of any Claims, whether asserted or unasserted, that you may have against the Company or any Releasee as of the date hereof. In the event Employee breaches this clause, Employee shall forfeit the right to all consideration which may have been agreed to solely because of this Agreement and agree to repay same to the Company. The Company may also present this Agreement as a complete defense to any such action, demand, complaint, charge or proceeding brought by Employee. Employee agrees that in the event he breaches this paragraph, he will return all consideration paid pursuant to this Agreement and to be responsible for paying all legal fees and costs incurred by the Releasees, or any of them, in defending such action, regardless of whether such action is successful.

      3 Employee further agrees that he shall, upon reasonable notice, and upon reimbursement for reasonable expenses (including attorneys' fees), fully cooperate with the Releasees, or any of them (including testifying and appearing for depositions and trial preparation) regarding any dispute, claim litigation, or inquiry, investigation or proceeding by any governmental agency or otherwise, concerning any matter with which he was involved while working for the Releasees or any of them.

      4 Employee acknowledges that he continues to be bound by the terms and conditions of the Company's Non-Competition and Non-Disclosure and Developments Agreements. Employee also agrees that all confidential and proprietary information which he now possesses relating to the business of the Company or of any employee, customer, or supplier of the Company shall not be published, knowingly disclosed, or knowingly made accessible by you to any other person, firm, or corporation during your employment or any time thereafter without the prior written consent of the Company. Employee shall return all such confidential and proprietary information, no matter how recorded or stored, including computer files, disks, and data storage of every description to the Company prior to or at the termination of his employment. Any failure to comply with this paragraph shall relieve the Company and the Releasees of any of its obligations pursuant to this Agreement, in addition to any other remedies it may have at law or in equity.

      5 Employee further agrees to keep this Agreement and the substance hereof strictly confidential and not to divulge it to any other person (other than your immediate family, counsel and/or financial advisor or to any necessary taxing authorities) or entity, unless the Company makes the Agreement public or if disclosure is required by judicial process. This Agreement may not be referred to or introduced as evidence in any proceeding, other than a proceeding to enforce this Agreement. It shall not be a violation of this provision for Employee to state that Employee cannot discuss the matter, that the matter "has been resolved" or that the matter has been "settled."

      6 Employee agrees that he will not now or at any time in the future make any disparaging statements relating to the Releasees, the business or clients of the Releasees, the actions of the Releasees, or in any other manner.

      7 Employee acknowledges that damages and remedies at law for any breach of paragraph 4 of this Agreement will be inadequate and that the Company shall be entitled to specific performance and other equitable remedies (including injunctive relief) and such other relief as a court or tribunal may deem appropriate in addition to any other remedies the Company may have, without the requirement of posting a bond or other security. Employee consents to the personal jurisdiction of the courts of the State of New York (including the United States District Courts for the Southern or Eastern District of New York) in any proceedings for injunctive relief. Employee further agrees not to interpose any objection or defense based on lack of personal jurisdiction or improper venue in any such proceeding or interpose any defense that the Company has an adequate remedy at law or that the injury suffered by the Company is not irreparable.

      8 Employee agrees and represents that he has returned to the Company all Company property in Employee's possession or control including, but not limited to, any keys, files, security access codes, any and all documents relating or referring to the actions and business of the Company, and other materials described in paragraph 4 above. Employee further agrees and acknowledges that this Agreement is conditioned upon the return to the Company of all Company property in Employee's possession or control including, but not limited to, any keys, files, security access codes, any and all documents relating or referring to the actions and business of the Company, and other materials described in paragraph 4 above.

      9 This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Releasees and Employee's heirs, executors, administrators and assigns.

      10 This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes any and all prior employment and/or compensation agreements between Employee and the Company or any of the Releasees, and any such prior agreements are merged herein and succeeded hereby except as specifically set forth in this Agreement. Employee acknowledges that no representations, oral or written, other than those expressly contained herein have been made to Employee regarding the subject matter hereof, and that Employee has not relied on any oral or written representations other than those expressly contained herein in executing this Agreement.

      11 This Agreement may be modified only by a written instrument duly executed by each party, and no handwritten changes to this Release Agreement are binding unless duly initialed by each party.

      12 The parties hereto participated jointly in the negotiation and preparation of this Agreement and, accordingly, no rule of construction shall apply against any one party in favor of another party.

      13 Nothing contained herein shall be construed as an admission by any party of fault or liability with respect to the other party or as an admission by any party of any allegation made by the other party with respect to Employee's employment, and the termination thereof.

      14 Any and all disputes arising from, or in connection with this Agreement, including its meaning, applicability, interpretation, performance or breach, shall be settled by arbitration pursuant to the rules of clickNsettle.com, Inc. This paragraph notwithstanding, the provisions of paragraph 4 may be enforced by judicial action for injunctive relief as provided in paragraph 7 hereof. In any such arbitration proceeding, each side shall be responsible for its own attorneys' fees and costs, with other costs to be borne equally by the parties. Judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction and shall be binding upon the parties hereto.

      15 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

      16 The invalidity or unenforceability of any particular provision or provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions had been omitted.

      17 This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one agreement; only one counterpart need be produced in making proof of the same.

      18 Employee acknowledges that he has read this Agreement in its entirety, fully understand its terms and are signing it voluntarily and of his own free will with full knowledge of its significance. Employee further acknowledges that
(i) he has been informed that he should consult with an attorney; and (ii) has had the opportunity to consult with an attorney, if he so chose, prior to executing this Agreement.

clickNsettle.com, Inc.

By:
Name:
Title:


AGREED TO AND ACCEPTED:

ALAN LITTMAN

Date:

STATE OF NEW YORK
COUNTY OF ___________

            On the day of _______________, before me personally came ALAN LITTMAN, to me known, and known to me to be the individual described herein, and who executed the foregoing General Release and Agreement, and duly acknowledged to me that he executed the same.

                                  Notary Public

EXHIBIT C-1:             GENERAL RELEASE AND AGREEMENT

      This General Release and Agreement (the "Agreement") is entered into by and between Alan Littman ("Employee") and clickNsettle.com, Inc., (the "Company"), dated as of _________________. This Agreement is intended to set forth the parties' agreement with respect to (i) the termination of the Employee's employment at the Company, and (ii) the Employee's release of the Company, its subsidiaries, and their respective officers, directors, employees, and agents (all of the foregoing collectively known as the "Releasees"). The Agreement only applies to a termination "without cause" on or after September 8, 2004 (defined in the Employee's employment agreement as the "Subsequent Employment Period").

      NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, it is hereby agreed as follows:

      1. Employee shall cease to be an employee of the Company as of _________ (the "Termination Date") and shall be paid Employee's salary through the Termination Date.

            (a) In consideration of the Employee's acceptance of this Agreement, the Company agrees to pay you four (4) weeks' Base Salary, at the rate applicable as of the notice of the termination of your employment, as severance, less applicable taxes required to be withheld and any authorized deductions, to be paid in appropriate installments to conform with the regular payroll dates for salaried personnel at the Company. Said payments shall commence on the first payroll date after the eighth (8th) day following the execution of this Agreement by the Employee. Employee acknowledges that this constitutes good and valuable consideration for the release contained in the General Release and Agreement.

            (b) Except as otherwise specifically set forth in this Agreement, Employee is not entitled to any further compensation or any monies from the Company or any of its affiliates or to receive any of the benefits made available to Employee during his employment with the Company. You acknowledge that you are not entitled to any severance pay, unused vacation time, or any other form of compensation or benefits, and that you have no rights or benefits pursuant to any stock option plan maintained by or on behalf of the Company. Employee also acknowledges that no other compensation, benefits or options shall vest or accrue after the Termination Date, regardless of the method of payment of severance.

            (c) Regardless of whether Employee executes this Agreement, Employee is entitled to exercise his rights under COBRA to continue to participate in the Company's group medical benefits plan, provided that Employee pays the applicable rates for such coverage in accordance with COBRA.

            (d) Employee acknowledges that he has received all of his possessions and effects, whether personal or business-related, that he stored at the Company.

      2. (a) As used in subparagraphs (b) through (e) below, the term "Claims" shall include any and all claims, covenants, warranties, promises, undertakings, actions, suits, causes of action, obligations,


                                      C-1 A
debts, accounts, judgments, damages, losses and liabilities, of whatsoever kind or nature, in law, equity or otherwise.

            (b) For and in consideration of good and valuable consideration, receipt of which is hereby acknowledged, Employee, for and on behalf of himself and his heirs, administrators, executors and assigns, effective the date hereof, do fully and forever, release, remise and discharge each of the Releasees of and from any and all Claims which he had, may have had, or now has against any of the Releasees, for or by reason of any matter, cause or thing whatsoever.

            (c) Employee hereby releases and discharges each of the Releasees from any Claim as of the date hereof arising out of or attributable to Employee's employment or the termination of his employment with the Company, including, but not limited to, claims of breach of contract, wrongful termination, unjust dismissal, defamation, libel and slander and under any federal, state or local law dealing with discrimination, harassment or retaliation based on age, race, sex, national origin, handicap, religion, sexual preference or disability. Employee also specifically releases and discharges each of the Releasees from all claims Employee now has, or may have had, under [if applicable, the Age Discrimination in Employment Act, as amended,] Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, and the Rehabilitation Act of 1978, 42 U.S.C. ss.ss. 1981, 1983, 1985, the Family Medical Leave Act, the Equal Pay Act, the New York Human Rights Law (N.Y. Executive Law ss. 292 et seq.), the New York City Administrative Code (N.Y.C. Admin. Code ss.ss. 8-107 and 8-502), the New York Labor Law, and any other federal, state or local law, regulation or executive order which prohibits discrimination on the basis of age, race, sex, national origin, religion, sexual preference or disability.

            (d) Employee further agrees that he will not file or institute any civil actions, arbitration demands, complaints, charges or other proceedings of any nature or description against the Company or any Releasee before any judicial, administrative or other forum based upon or arising out of any Claims, whether asserted or unasserted, that you may have against the Company or any Releasee as of the date hereof. In the event Employee breaches this clause, Employee shall forfeit the right to all consideration which may have been agreed to solely because of this Agreement and agree to repay same to the Company. The Company may also present this Agreement as a complete defense to any such action, demand, complaint, charge or proceeding brought by Employee. Employee agrees that in the event he breaches this paragraph, he will return all consideration paid pursuant to this Agreement and to be responsible for paying all legal fees and costs incurred by the Releasees, or any of them, in defending such action, regardless of whether such action is successful.

      3 Employee further agrees that he shall, upon reasonable notice, and upon reimbursement for reasonable expenses (including attorneys' fees), fully cooperate with the Releasees, or any of them


                                      C-1 B

(including testifying and appearing for depositions and trial preparation) regarding any dispute, claim litigation, or inquiry, investigation or proceeding by any governmental agency or otherwise, concerning any matter with which he was involved while working for the Releasees or any of them.

      4 Employee acknowledges that he continues to be bound by the terms and conditions of the Company's Non-Competition and Non-Disclosure and Developments Agreements. Employee also agrees that all confidential and proprietary information which he now possesses relating to the business of the Company or of any employee, customer, or supplier of the Company shall not be published, knowingly disclosed, or knowingly made accessible by you to any other person, firm, or corporation during your employment or any time thereafter without the prior written consent of the Company. Employee shall return all such confidential and proprietary information, no matter how recorded or stored, including computer files, disks, and data storage of every description to the Company prior to or at the termination of his employment. Any failure to comply with this paragraph shall relieve the Company and the Releasees of any of its obligations pursuant to this Agreement, in addition to any other remedies it may have at law or in equity.

      5 Employee further agrees to keep this Agreement and the substance hereof strictly confidential and not to divulge it to any other person (other than your immediate family, counsel and/or financial advisor or to any necessary taxing authorities) or entity, unless the Company makes the Agreement public or if disclosure is required by judicial process. This Agreement may not be referred to or introduced as evidence in any proceeding, other than a proceeding to enforce this Agreement. It shall not be a violation of this provision for Employee to state that Employee cannot discuss the matter, that the matter "has been resolved" or that the matter has been "settled."

      6 Employee agrees that he will not now or at any time in the future make any disparaging statements relating to the Releasees, the business or clients of the Releasees, the actions of the Releasees, or in any other manner.

      7 Employee acknowledges that damages and remedies at law for any breach of paragraph 4 of this Agreement will be inadequate and that the Company shall be entitled to specific performance and other equitable remedies (including injunctive relief) and such other relief as a court or tribunal may deem appropriate in addition to any other remedies the Company may have, without the requirement of posting a bond or other security. Employee consents to the personal jurisdiction of the courts of the State of New York (including the United States District Courts for the Southern or Eastern District of New York) in any proceedings for injunctive relief. Employee further agrees not to interpose any objection or defense based on lack of personal jurisdiction or improper venue in any such proceeding or interpose any defense that the Company has an adequate remedy at law or that the injury suffered by the Company is not irreparable.

      8 Employee agrees and represents that he has returned to the Company all Company property in Employee's possession or control including, but not limited to, any keys, files, security access codes, any and all documents relating or referring to the actions and business of the Company, and other materials described in paragraph 4 above. Employee further agrees and acknowledges that this


                                      C-1 C

Agreement is conditioned upon the return to the Company of all Company property in Employee's possession or control including, but not limited to, any keys, files, security access codes, any and all documents relating or referring to the actions and business of the Company, and other materials described in paragraph 4 above.

      9 This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Releasees and Employee's heirs, executors, administrators and assigns.

      10 This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes any and all prior employment and/or compensation agreements between Employee and the Company or any of the Releasees, and any such prior agreements are merged herein and succeeded hereby except as specifically set forth in this Agreement. Employee acknowledges that no representations, oral or written, other than those expressly contained herein have been made to Employee regarding the subject matter hereof, and that Employee has not relied on any oral or written representations other than those expressly contained herein in executing this Agreement.

      11 This Agreement may be modified only by a written instrument duly executed by each party, and no handwritten changes to this Release Agreement are binding unless duly initialed by each party.

      12 The parties hereto participated jointly in the negotiation and preparation of this Agreement and, accordingly, no rule of construction shall apply against any one party in favor of another party.

      13 Nothing contained herein shall be construed as an admission by any party of fault or liability with respect to the other party or as an admission by any party of any allegation made by the other party with respect to Employee's employment, and the termination thereof.

      14 Any and all disputes arising from, or in connection with this Agreement, including its meaning, applicability, interpretation, performance or breach, shall be settled by arbitration pursuant to the rules of clickNsettle.com, Inc. This paragraph notwithstanding, the provisions of paragraph 4 may be enforced by judicial action for injunctive relief as provided in paragraph 7 hereof. In any such arbitration proceeding, each side shall be responsible for its own attorneys' fees and costs, with other costs to be borne equally by the parties. Judgment upon any resulting arbitration award may be entered in any court of competent jurisdiction and shall be binding upon the parties hereto.

      15 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

      16 The invalidity or unenforceability of any particular provision or provisions of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions had been omitted.


                                      C-1 D

      17 This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one agreement; only one counterpart need be produced in making proof of the same.


                                      C-1 E

      18 Employee acknowledges that he has read this Agreement in its entirety, fully understand its terms and are signing it voluntarily and of his own free will with full knowledge of its significance. Employee further acknowledges that
(i) he has been informed that he should consult with an attorney; and (ii) has had the opportunity to consult with an attorney, if he so chose, prior to executing this Agreement.

clickNsettle.com, Inc.

By:
Name:
Title:


AGREED TO AND ACCEPTED:

ALAN LITTMAN

Date:

STATE OF NEW YORK
COUNTY OF ___________

            On the day of _______________, before me personally came ALAN LITTMAN, to me known, and known to me to be the individual described herein, and who executed the foregoing General Release and Agreement, and duly acknowledged to me that he executed the same.

                                  Notary Public


                                      C-1 F

EXHIBIT D

ANTI-HARASSMENT AND
ANTI-DISCRIMINATION POLICY

POLICY STATEMENT:

      clickNsettle.com, Inc. and its wholly-owned subsidiaries (collectively the "Company") are committed to providing a work environment that is free of physical or verbal harassment and discrimination and therefore, the Company maintains a strict policy prohibiting such harassment and discrimination.

      The Company will not tolerate or condone any form of harassment by employees, co-workers, supervisors, or by someone not directly connected to the Company (e.g., outside vendors, consultants or clients), and is prepared to take prompt, corrective action, up to and including termination of the harasser. The Company will not retaliate and also will not tolerate or condone any retaliatory action based upon such harassment or discrimination. Such harassment, discrimination and retaliation is also unlawful. Persons contributing to a harassing or discriminatory environment may be held personally liable.

      It is the responsibility of all employees to insure that these prohibited activities do not occur, and if they do occur, to report these activities immediately to the appropriate person for prompt investigation and resolution regardless of whether anyone complains.

DEFINITION:

      Harassment or discrimination under this policy may consist of ethnic or racial slurs and other verbal or physical conduct relating to a person's race, color, sex, religion, national origin, age, physical or mental disability, sexual orientation, marital status or any other category protected under any applicable federal, state or local law or regulation which unreasonably interferes with a person's work performance or otherwise creates an intimidating, hostile or offensive work environment. A person's race, color, sex, religion, national origin, age, disability, sexual orientation, marital status or any other protected categories also cannot be used as the basis for employment decisions or work assignments (except pursuant to any affirmative action plan adopted or implemented by the Company).

      Sexual harassment under this policy may consist of (i) unwelcome sexual advances, requests for sexual favors, the display of derogatory jokes, posters, cartoons or drawings, or other physical or verbal conduct of a sexual nature or
(ii) similar conduct based upon one's gender or perceived gender characteristics. Sexual harassment can occur between persons of opposite sex, as well as between persons of the same sex (e.g., male-on-male or female-on-female harassment will violate the Company's policy). Sexual harassment exists when:

      (a) submission to such conduct is made an explicit or implicit term or condition of an individual's employment (including hiring, compensation or benefits, promotion or retention);


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      (b) submission to or rejection of such conduct by an individual is used as the basis for employment decisions affecting such individual; or

      (c) such conduct has the purpose or effect of unreasonably interfering with an individual's work performance or creating an intimidating, hostile or offensive working environment.

      A violation of the Company's policy can occur as a result of a single incident or a pattern of behavior by which the purpose or effect is to create a hostile, offensive or intimidating work environment. A violation of the policy can occur in the office or outside the office at work-related events, such as business meetings, business trips or business-related social events.

      The Company's anti-harassment and anti-discrimination policy may not be used as a basis for excluding or separating individuals of a particular gender, race, or any other protected category, from participating in business or work-related social activities or discussions in order to avoid allegations of harassment or discrimination. The law and the Company's policies prohibit disparate treatment on the basis of any protected category, with regard to terms, conditions, and privileges of employment. The Company's anti-harassment and anti-discrimination policy is intended to complement and further these policies, not to form the basis of an exception to them.

PROCEDURE:

      Employees, including applicants for employment, who in good faith believe they have been subjected to, witnessed or heard about harassment, discrimination or retaliation prohibited by this policy are strongly encouraged to report any occurrence(s) to either:

      o Patricia Giuliani-Rheaume, 1010 Northern Boulevard, Great Neck, New York, 516-829-4343 ext. 143; or

      o Roy Israel, 1010 Northern Boulevard, Great Neck, New York 11021, 516-829-4343 ext. 144

If the harassment involves either of the above persons, then the employee may go to any supervisor to report the harassment.

      It is the responsibility of all employees to insure that these prohibited activities do not occur, and if they do occur, to report these activities to the appropriate person for prompt investigation and resolution. The Company strongly encourages the prompt reporting of complaints or concerns regarding this policy. Early reporting and intervention is the most effective method of resolving actual or perceived incidents of harassment.

      All complaints or reports of harassment, discrimination or retaliation will be taken seriously and will be investigated in a lawful, prompt and impartial manner. Any investigation will be conducted in as confidential a manner as is compatible with a thorough investigation of the complaint. Although


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confidentiality cannot be guaranteed, all investigations will be designed to protect the privacy and reputation of all individuals concerned and information will be shared only on a need-to-know basis.

      All employees must cooperate fully with any investigative procedure. Any employee who fails to address properly violations of this policy or otherwise fails to cooperate with the investigation will be subject to corrective action, which may include termination of employment.

RETALIATION:

      The Company will not retaliate or allow retaliation in any manner against any individual who in good faith complains about or reports or otherwise assists in the investigation of harassment or discrimination. The Company will take immediate action against any person who engages in any retaliatory action.

RESPONSIVE ACTION:

      Violations of this policy will result in immediate, corrective action, up to and including termination of employment where appropriate. The Company will also seek to take immediate, corrective action to the extent possible against any persons not directly connected to the Company found to have violated this policy.

      If you have any questions about this policy, please contact Patricia Giuliani-Rheaume, (516) 829-4343 ext. 143.


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